Home Office: Harrison, NY Administrative Office: 6400 C. Street S.W. Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

RE:	Separate Account VA-6NY of TFLIC

    File No. 811-08677, CIK 0001044601

    Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-6NY of TFLIC, a unit investment trust registered under the Act, mailed to its contract owners the Annual report of the underlying funds of the following underlying management investment companies:

●	Transamerica Series Trust (CIK: 0000778207).
●	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (CIK: 0000896435).
●	The Alger Portfolios (CIK: 0000832566).
●	AllianceBernstein Variable Products Series Fund, Inc. (CIK: 0000825316).
●	BNY Mellon Variable Investment Fund (CIK: 0000813383).
●	Janus Aspen Series (CIK: 0000906185).
●	MFS® Variable Insurance Trust (CIK: 0000918571).
●	Morgan Stanley Variable Insurance Fund, Inc. (CIK: 0001011378).

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Annual report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brian G. Stallworth
Brian G. Stallworth
Transamerica Financial Life Insurance Company